Company Overview -- January 2020 TARGETING CANCER Exhibit 99.1

FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements (including within the meaning of §21E of the U.S. Securities Exchange Act of 1934, as amended, and § 27A of the U.S. Securities Act of 1933, as amended). Forward looking statements, which generally include statements regarding goals, plans, intentions and expectations, are based upon current beliefs and assumptions of Oncternal Therapeutics, Inc. (“Oncternal,” or the “Company”) and are not guarantees of future performance. Statements that are not historical facts are forward-looking statements, and include statements regarding the expected timing for achieving key milestones, including completing and announcing results of clinical trials of the Company’s product candidates, and the anticipated market potential, duration of patent coverage, and ability to obtain and maintain favorable regulatory designations for the Company’s product candidates and preclinical programs. All forward looking statements are subject to risks and uncertainties, which include, but are not limited to: risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; uncertainties associated with the clinical development and process for obtaining regulatory approval of Oncternal’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; the risk that results seen in a case study of one patient may not predict the results seen in other patients in the clinical trial, including the possibility that there may not be additional complete or sustained responses from any other patients in the study; the risk that interim results of a clinical trial do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues, and as more patient data become available; the risk that unforeseen adverse reactions or side effects may occur in the course of developing and testing Oncternal’s product candidates; potential changes in the regulatory environment for developing and obtaining approval of product candidates and preclinical programs, which may result in delays or termination of development of such product candidates or preclinical programs, or unexpected costs in obtaining regulatory approvals; and the risk that Oncternal may be unable to obtain sufficient additional capital to continue to advance the development of its product candidates and preclinical programs. Except as required by applicable law, Oncternal undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements in this presentation are current only as of the date on which the statements were made. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by Oncternal, including its most recent Annual Report on Form 10-K, Form 10-K/A, Quarterly Report on Form 10-Q, and Current Reports on Form 8-K filed with the SEC. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Cirmtuzumab, TK216 and Oncternal’s CAR-T targeting ROR-1 are investigational product candidates or preclinical programs that have not been approved by the U.S. Food and Drug Administration for any indication. © 2020 Oncternal Therapeutics, Inc. “ONCTERNAL” is a trademark of Oncternal Therapeutics, Inc.

Breakthrough Oncology Opportunities, Cutting Edge Science Three NOVEL Oncology product Candidates in Development TK216: targeted ETS inhibitor in Phase 1b in Ewing sarcoma Additional opportunities in cancers with ETS alterations: AML, prostate, DLBCL Cirmtuzumab: ROR1 mAb in randomized Phase 2 CLL, Phase 1b MCL, Phase 1b HER2-negative metastatic breast cancer Additional opportunities in lung, prostate and ovarian cancer ROR1 CAR-T: preclinical development EXPERIENCED MANAGEMENT AND BOARD OF DIRECTORS Multiple data catalysts expected IN 2020 Clinical data updates in MCL, CLL, breast cancer and Ewing sarcoma ROR1 CAR-T expected to reach clinic in 4Q 2020 in China with Shanghai Pharma Cirmtuzumab TK216 ROR1 CAR-T

Product Candidate Indication Preclinical Phase 1 Phase 2 Phase 3 Approach Cirmtuzumab Chronic Lymphocytic Leukemia (CLL) Mantle Cell Lymphoma (MCL) Breast Cancer TK216 Ewing Sarcoma Acute Myeloid Leukemia (AML) Prostate Cancer ROR1 CAR-T Heme Cancers Solid Tumors ROR1 CAR-T cell therapy ROR1 mAb Robust Pipeline – Novel Product Candidates in Multiple Indications ETS oncoprotein inhibitor

Anticipated Pipeline Milestones in 2020 TK216 Phase 1b in Ewing sarcoma: expansion cohort data 2H 2020 Expect 5-10 additional patients enrolled by mid-2020 IND-enabling data in additional ETS-driven tumors 2H 2020 Targeting prostate, AML, DLBCL Cirmtuzumab Phase 1b additional data in MCLMid-2020 Follow-up for 12 patients in Part 1 Phase 1/2 additional data in CLLMid-2020 12-month follow-up for 34 patients in Parts 1&2 Phase 1b additional data in HER2-negative breast cancer 2H 2020 IND-enabling data in additional indications Mid-2020 Targeting NSCLC, prostate, ovarian cancer ROR1 CAR-T first-in-human dosing in China4Q 2020

Experienced Team Bill LaRue Director Hazel Aker General Counsel James Breitmeyer, MD, PhD CEO, Founder, Director Robert Wills, PhD Director Frank Hsu, MD CMO Xin Nakanishi, PhD Director Raj Krishnan PhD SVP, Manufacturing David Hale Co-founder, Board Chairman Igor Bilinsky, PhD CBO Daniel Kisner, MD Director Richard Vincent CFO Michael Carter, MD, Ch.B., F.R.C.P. Director Gunnar Kaufmann, PhD CSO Charles Theuer, MD, PhD Director

TK216 Targeted ETS Oncoprotein Inhibitor

Patient Story: Sustained Clinical Response with TK216 in Patient with Extensively Treated Metastatic Relapsed / Refractory Ewing Sarcoma

ONCTERNAL therapeutics™

- 19-year old male
- Presented in 2015 with metastatic Ewing sarcoma involving his clavicle and lungs
- Received and failed numerous treatments:
  - surgery
  - radiation
  - chemotherapies (vincristine, doxorubicin, cyclophosphamide, ifosfamide, etoposide, irinotecan, temozolomide)
  - bevacizumab
  - pazopanib
- Enrolled in Phase 1 study of TK216 at MSKCC in 2019
- Received TK216 in final, highest dose-finding dosage cohort (200 mg/m^2/day TK216 for 14 days)
- After two cycles of **single-agent** TK216: resolution of all target pulmonary metastases
  - Treatment well tolerated, with minimal myelosuppression
- Sustained response after 6 months of TK216
  - Vincristine added after 2nd cycle
- Residual non-target 7 mm lung lesion excised, leading to surgical complete remission
- **No evidence of disease at 8 months on study**



Baseline: February 2019

After 2 cycles TK216 only

→

Lung metastases resolved



April 2019

Meyers MSKCC, 2019 CTOS

ONCT Corporate Presentation – Jan. 2020

8

Unmet Medical Need
Metastatic Relapsed / Refractory Ewing Sarcoma

- Orphan disease, second most common pediatric bone tumor
  - U.S. incidence ~430 p.a.[1]
  - U.S. prevalence ~4,000 [1]
- Median age at diagnosis 15 years
- No standard second-line treatment and poor prognosis:
  - Metastatic EWS: 5-year OS ~30%
  - Recurrent EWS: 5-year OS ~10-15%
- Nearly all Ewing sarcoma driven by translocations of ETS family oncogenes (EWS-FLI1 85-90%, EWS-ERG ~10%)
  - ETS transcription factors regulate many genes implicated in cancer development and progression



ETS = (E26 Transformation-Specific oncogene family)

(1) Incidence 1.3 per million, prevalence 12 per million – SEER data "ICD-0-3/WHO 2008 Ewing Tumor", accessed January 3, 2020; NCI Ewing Sarcoma Treatment (PDQ), accessed September 11, 2019; company analysis

9

ONCT Corporate Presentation – Jan. 2020

TK216: First-in-Class Targeted ETS Oncoprotein Inhibitor

ONCTERNAL therapeutics™

DEVELOPMENT STATUS

- Enrolling expansion cohort, Phase 1b clinical trial (n=18) in relapsed/refractory Ewing sarcoma
- Orphan Drug Designation and Fast Track Status granted by FDA

ETS = **E**26 **T**ransformation-**S**pecific oncogene family



Active Partner(s)
ETS Fusion Protein (EWS/FLI1)
Inactive
ETS family bound by TK216
Active complex
Inactive complex
TK216

MECHANISM OF ACTION

- Novel small molecule inhibitor of ETS family oncoproteins
  - Designed to prevent/disrupt formation of transcriptionally-active protein complex
- ETS transcription factors regulate many target genes implicated in cancer development and progression

OPPORTUNITY

- Fast-to-market strategy in Ewing sarcoma
  - Potentially Pediatric Voucher eligible
- Significant market potential in other cancers with ETS alterations:
  - AML, prostate cancer, DLBCL
- Patent coverage through 2037

ONCT Corporate Presentation – Jan. 2020
10

Now Enrolling Expansion Cohort in Phase 1b of TK216 in Patients with Relapsed / Refractory Ewing Sarcoma Interim data presented at CTOS 2019: 3+3 dose and schedule escalation cohorts1 32 patients with relapsed, refractory Ewing sarcoma Average of 4 prior therapies Safety: generally well-tolerated, with dose limiting toxicity of manageable myelosuppression PK: drug plasma levels met or exceeded those associated with anti-cancer activity in preclinical models Activity: major, sustained tumor regression observed in 1 of 3 patients treated at highest dose schedule (200 mg/m2/day for 14 days) Expansion cohort opened in December 2019 N=18 200 mg/m2/day TK216 for 14 days 1 – Meyers MSKCC, 2019 CTOS Tokyo

Additional Opportunities for TK216 in Cancers with ETS Alterations

ONCTERNAL therapeutics™

Acute Myeloid Leukemia (AML)

- ETS family proteins overexpressed in ~30% AML cases
- ETS expression is associated with shorter OS



1.0
0.8
0.6
0.4
0.2
0
Overall survival
p = 2e−06
ETS2 low expression (n=90)
ETS2 high expression (n=89)
0 20 40 60 80 100 120
Months

Fu 2017 JTranslMed

- Sensitivity of AML cell lines to TK216 was proportional to level of ETS overexpression
- ETS inhibition prolonged survival in EWS-FLI1 transgenic AML model



Percent survival
100
75
50
25
0
p=0.0003
ETS inhibitor
Control
0 7 14 21 28 35 42 49 56 63 70 77 84 91
Rx
Time (Days)

Minas 2015 Oncotarget

Prostate Cancer

- 55% of men with advanced prostate cancer carry ETS family gene fusion TMPRSS2-ERG associated with androgen resistance and poor clinical outcomes



TMPRSS2 and ERG are located on chromosome 21

- ETS inhibition demonstrated anti-tumor activity in human prostate cancer xenograft model



ETS Fusion (LNCaP)
p<0.05 (0.0118)
Control (n=11)
ETS inhibitor (n=10)
Tumor volume (cm³)
2000
1500
1000
500
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Weeks

Rahim 2014 PLoS One

Diffuse Large B Cell Lymphoma (DLBCL)

- ETS proteins overexpressed in DLBCL
- ETS family member genes are essential for activated B-cell-like (ABC) DLBCL and germinal center B-cell type (GCB) DLBCL
- ETS inhibition demonstrated anti-tumor activity in xenograft models
- Synergy with lenalidomide and venetoclax shown in preclinical model



100
50
0
Percent survival
CTR
Lenalidomide
TK-216
Lenalidomide + TK-216
0 20 40 60
Days

Spriano 2019 CCR

ONCT Corporate Presentation – Jan. 2020

12

TK216 – Data Anticipated in 2020 Phase 1b in Ewing sarcoma: expansion cohort data 2H 2020 Expect to enroll 5-10 additional patients by mid-2020 IND-enabling data in additional ETS-driven tumors 2H 2020 AML, prostate, DLBCL

CIRMTUZUMAB ROR1 monoclonal antibody

Patient Story: Durable Complete Response in Patient with Relapsed Mantle Cell Lymphoma in Clinical Trial of Cirmtuzumab and Ibrutinib Baseline Cirmtuzumab + Ibrutinib Choi, 2019 ASCO Rapid clinical response with confirmed CR after 3 months cirmtuzumab + ibrutinib CR confirmed and durable at 14+ months cirmtuzumab + ibrutinib 67-year old male Diagnosed with MCL in 2009 Previously received and failed 5 treatment regimens including chemotherapy, biologics, autologous stem cell transplant, and allogeneic stem cell transplant before enrolling onto this study 9x7 cm mediastinal / chest wall lesion Complete Response After 3 months

Cirmtuzumab: First-in-class ROR1 Monoclonal Antibody

DEVELOPMENT STATUS

- Well-tolerated and active in completed CLL Phase 1
- Phase 1b enrolled in CLL in combination with ibrutinib
- Randomized Phase 2 enrolling in CLL in combination with ibrutinib
- Phase 1b enrolling in MCL in combination with ibrutinib
- Phase 1b enrolling in HER2-negative breast cancer

MECHANISM OF ACTION

- High-affinity humanized ROR1 monoclonal antibody
- Inhibits Wnt5a signaling
  - Decreased proliferation, invasion, metastasis, stemness

OPPORTUNITY

- Potential in multiple hematologic and solid cancers
- Supported by ~$14M non-dilutive CIRM grant
- Patent coverage through 2033



ROR1 = **R**eceptor tyrosine kinase-like **O**rphan **R**eceptor **1**
CIRM = **C**alifornia **I**nstitute for **R**egenerative **M**edicine

ONCT Corporate Presentation – Jan. 2020
16

Cirmtuzumab + BTKi Target Product Profile in CLL and MCL: Achieve Deeper Responses Than BTKi Alone, with Better Tolerability or Minimal Added Toxicity

Potential differentiation for cirmtuzumab + BTKi (ibrutinib) combination in CLL and MCL:

- Achieve more rapid and deeper responses than BTKi alone, with better tolerability or minimal added toxicity
- Become standard-of-care combination therapy for patients with CLL and MCL, particularly for patients who are older and/or have significant co-morbidities
  - Certain other combination therapies are associated with significant toxicities
  - Average age of patients diagnosed with CLL is 71[1] and MCL mid-60s[2]

U.S. incidence[2]

CLL	**~20,000 p.a.**
MCL	**~4,200 p.a.**

Ibrutinib U.S. Sales ($M)[3]



4000
3000
2000
1000
0
659
1,580
2,144
2,968
2015
2016
2017
2018

BTK = Bruton tyrosine kinase

(1) cancer.net, Dec. 2019
(2) seer.cancer.gov, Dec. 2019; Leukemia and Lymphoma Society
(3) AbbVie 10-K

ONCT Corporate Presentation – Jan. 2020

17

ROR1 Overexpressed in Multiple Tumors and Associated with More Aggressive Cancer

Receptor
Tyrosine
Kinase-like
Orphan
Receptor 1



Ig
Cysteine-rich
Kringle
Tyrosine kinase
Ser/Thr
Proline rich

- ROR1 expression is suppressed in normal adult tissues **BUT** reactivated as survival factor by many different cancers
- Cancer cells overexpressing ROR1 show increased survival, migration and resistance to chemotherapy

ROR1 Expressed on Multiple Solid and Liquid Tumors

MCL	**95%**
CLL	**95%**
Uterus	96%
Lymphoma	90%
Prostate	90%
Skin	89%
Pancreatic	83%
Adrenal	83%
Lung	77%
Breast	**75%**
Testicular	73%
Colon	57%
Ovarian	54%

ROR1 Expression Associated with More Aggressive Tumors

- ROR1 expression associated with higher risk of breast cancer relapse



% w/o Relapse
100
80
60
40
ROR1 Low
ROR1 Intermediate
ROR1 High
p<0.0001
0 20 40 60 80 100 120 140 160 180 200
Metastasis-free survival (months)

Cui 2013 Cancer Res

- ROR1 expression associated with shorter OS in patients with lung adenocarcinoma



Univariate
P < 0.001
ROR1 Low expression
ROR1 High expression
OS probability
Time(months)

Zheng 2016 Scientific Reports

18

ONCT Corporate Presentation – Jan. 2020

Cirmtuzumab Demonstrated Promising Preclinical Data in Multiple Tumor Models

ONCTERNAL therapeutics™

- Discovered by Professor Thomas Kipps (UC San Diego)
- High affinity anti-ROR1 humanized monoclonal antibody
  - Observed $t_{½}$ ~30 days supports monthly dosing
- Binds important inhibitory epitope blocking Wnt5a interaction
- No binding to normal adult tissues in GLP tissue cross-reactivity studies

Synergism with Targeted Agents

- Synergistic with ibrutinib in CLL + MCL
  - ROR1-Wnt5a pathway not inhibited by ibrutinib



Leukemia count (cells/spleen)
10^8
10^7
10^6
Cirmtuzumab 0 0 1 1 mg/kg
Ibrutinib 0 5 0 5 mg/kg

Yu 2017 Leukemia; Zhang 2019 PNAS

- Synergistic with venetoclax (ABT-199)



no ab
Cirmtuzumab
IgG1
Viable cells (%)
100
90
80
70
60
50
40
30
20
10
0
p<0.01
p<0.01
a
No ABT-199 + U937
b
3 nM ABT-199 + U937
c
10 nM ABT-199 + U937

Rassenti 2017 PNAS

Supporting Preclinical Data in Solid Tumors

- Synergistic with paclitaxel in TNBC PDX xenograft model



Control
Cirmtuzumab
Paclitaxel
Cirmtuzumab + paclitaxel
Tumor Size (cm3)
1.5
1.0
0.5
0
0
20
30
40
50
(Days)

Zhang 2016 Cancer Res

- Anti-tumor activity in PDX models of ovarian cancer



Control
Cirmtuzumab
Tumor Size (cm3)
1.5
1.0
0.5
0.0
0
30
60
90
Days

Zhang 2014 PNAS

19

ONCT Corporate Presentation – Jan. 2020

Phase 1/2 Study of Cirmtuzumab and Ibrutinib in Patients with CLL and MCL

CIRLL: Cirmtuzumab and Ibrutinib targeting ROR1 for Leukemia and Lymphoma


CHRONIC
LYMPHOCYTIC
LEUKEMIA (CLL)


MANTLE CELL
LYMPHOMA
(MCL)

UNMET MEDICAL NEED:

While ibrutinib alone is active in CLL and MCL, patients must continue treatment until intolerance or resistance develops:

- CLL CR rate <10%[1]
- MCL CR rate ~25%[2]

1 Byrd JC (2014) NEJM, Byrd JC (2013) NEJM, Farooqui MZ (2015) Lancet Oncology, O'Brien S (2016) Lancet Oncol
2 O'Brien (2018) JAMA Oncol

VALUE PROPOSITION:

Improve response depth and durability with minimal added toxicity

STUDY DESIGN

PART 1 (in CLL & MCL)

DOSE-FINDING COHORT

- Cirmtuzumab at 2/4/8 & 16 mg/kg and 300 & 600 mg per dose
- Ibrutinib added after one month (420 mg CLL, 560 mg MCL qd po)

PART 2 (in CLL & MCL)

DOSE-CONFIRMING COHORT

- Confirm Recommended Dosing Regimen (RDR) of cirmtuzumab (600 mg) + ibrutinib at approved dose (420 mg CLL, 560 mg MCL)

PART 3 (in CLL)

RANDOMIZED EFFICACY

- Cirmtuzumab + ibrutinib vs ibrutinib
- Primary endpoint: Complete Response rate
- Part 3 open and enrolling CLL

CIRLL Study:

- **C**irmtuzumab and **I**brutinib targeting **R**OR1 for **L**eukemia and **L**ymphoma
- Data will determine whether to seek regulatory approval through accelerated approval pathway

ONCT Corporate Presentation – Jan. 2020

20

Adverse events typical for ibrutinib alone No dose limiting toxicities or discontinuations due to cirmtuzumab No ≥ Grade 3 common adverse events attributed to cirmtuzumab alone MCL cohort: updated data since ASH 2019 Best Objective Response Rate of 66.7% (6 of 9 evaluable) Complete response rate of 33.3% (3 of 9 evaluable) All 3 CRs documented at 3 months in heavily pretreated patients CLL Cohort Best Objective Response Rate of 85% 1 confirmed complete response and 3 clinical complete responses1 No progressive disease observed at median follow-up of 7.4 months for Progression Free Survival of 100% Initial rise in leukemic ALC (absolute lymphocyte count) typically seen with ibrutinib blunted with cirmtuzumab & ibrutinib combination CIRLL Trial Cirmtuzumab + Ibrutinib: Phase 1 Interim Data ASH 2019 presentation of interim data CIRLL study 34 patients with CLL evaluable for efficacy ages 57-86 median 2 prior therapies 8 patients with MCL evaluable for efficacy Ages 49-70 median 3 prior therapies Cirmtuzumab Dose Finding: 2-16 mg/kg or 300 or 600 mg fixed dose for up to 18 months Ibrutinib at approved dose for CLL + MCL CHRONIC LYMPHOCYTIC LEUKEMIA (CLL) 1 – Confirmatory bone marrow biopsies pending Source: Choi, 2019 ASH (data cutoff early November 2019) & subsequent company data as of January 10, 2020

CIRLL Trial: Interim MCL Part 1 Data Complete Responses in Three Heavily Pretreated Patients Tumor Regression: Maximal Change in SPD From Baseline Best Tumor Response Over Time ORR = 66.7%, CR Rate 33.3% *Pt progressed in ~6 weeks from PR and is designated as SD ** Change in tumor size (SPD: Sum of Perpendicular Diameters) Prior ibrutinib/rituximab, HyperCVAD Prior chemo, auto-stem cell transplant (SCT), CAR-T Prior auto-SCT, allo-SCT Source: Choi, 2019 ASH (data cutoff early November 2019) & subsequent company data as of January 10, 2020 1 2 3

CIRLL Trial: Interim Part 1&2 Results in CLL Showed 100% PFS and Reduced Lymphocytosis No progression or deaths while on study PFS 100%, median follow-up 225 days (7.4 months) Reduced lymphocytosis compared to historical ibrutinib data ALC = Absolute Lymphocyte Count Source: Choi, 2019 ASH (data cutoff early November 2019)

% Tumor Regression Individual Pts 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 CIRLL Trial: Interim CLL Part 1&2 Data Presented at ASH 2019 Start Ibrutinib Part 1 Tumor Regression: Maximal Change in SPD From Baseline Best Tumor Response Over Time ORR = 85% SPD = Sum of Perpendicular Dimensions of measurable disease Source: Choi, 2019 ASH (data cutoff early November 2019)

HER2-negative Breast Cancer: Interim Phase 1 Data Cirmtuzumab + Paclitaxel Presented at SABCS 2019: ORR 57%

% Tumor Volume Reduction by Week of Therapy


Tumor Response by Week of Treatment
Change From Baseline %
0
-20
-40
-60
0
10
20
30
40
50
60
Week
BROR-002
BROR-007
BROR-008
BROR-012
BROR-005
BROR-009
BROR-011

Best Tumor Volume Response by Patient ORR = 57% (4/7)


Best Tumor Response
Best Tumor Response
Partial Response
Stable Disease
Progressive Disease
Change From Baseline %
60
40
20
0
-20
-40
-60
BROR-005
BROR-009
BROR-011
BROR-007
BROR-008
BROR-012
BROR-002

Historical reported weekly paclitaxel ORR ~30%[1]

(1) Weekly paclitaxel ORR: 21% - Miller 2007 NEJM, 32-42% - Seidman 2008 JCO, 32% - Kim 2017 Lancet Oncol, 29% - Schmid 2019 JCO. Disclaimer: Results not based on head-to-head clinical studies. The results from historical trials not directly comparable and do not imply a clinical benefit of cirmtuzumab + paclitaxel over paclitaxel alone.

Shatsky 2019 SABCS
(data cutoff November 27, 2019)

HER2-negative breast cancer

SABCS 2019 presentation of interim data

- Patients with HER2-negative, metastatic or locally-advanced unresectable breast cancer
- 600 mg cirmtuzumab monthly + 80 mg/m^2 paclitaxel weekly
- No DLTs or discontinuations
- Adverse events consistent with paclitaxel profile
- PK consistent with half-life of 30 days

ONCT Corporate Presentation – Jan. 2020
25

Cirmtuzumab – Data Anticipated in 2020 Phase 1b additional data in MCLMid-2020 Follow-up for 12 patients in Part 1 Phase 1/2 additional data in CLLMid-2020 12-month follow-up for 34 patients in Parts 1&2 Phase 1b additional data in HER2-negative breast cancer 2H 2020 IND-enabling data in additional indications Mid-2020 Targeting NSCLC, prostate, ovarian cancer

CAR-T Program Targeting ROR1

CAR-T Targeting ROR1 Designed to Avoid Two Common CAR-T Challenges Unmet Need: Emerging CAR-T Issues Treatment failures Increasing number of patient relapses following CAR-T therapy, frequently due to mutations or loss of the target antigen tumor (e.g. CD19), evading CAR-T efficacy Safety concerns Persistent CAR-T safety issues including deaths potentially related to activation by normal cells expressing the target antigen Potential ROR-1 CAR-T Advantages Advantages to Targeting ROR1 Potential for fewer antigen negative relapses ROR1 expression associated with aggressive tumor phenotype ROR1 mutation or antigen loss might render cancer cells less aggressive and susceptible to chemotherapy Potential safety advantages Cirmtuzumab did not bind to normal human tissues in GLP tissue cross-reactivity studies No serious adverse events related to cirmtuzumab-only reported in clinical studies

ROR1 CAR-T: Program Overview DEVELOPMENT STATUS Preclinical data in hematologic and solid tumor models Utilizing cirmtuzumab scFv as targeting component Ongoing process optimization and scale-up UCSD collaboration with non-dilutive financing from California Institute for Regenerative Medicine (CIRM) Shanghai Pharma collaboration, which covers certain manufacturing and clinical development costs OPPORTUNITY Selective targeting strategy applicable to multiple tumors with ROR1 expression Target initial human proof-of-concept in hematological cancers, then expansion into solid tumors Tumor Cirmtuzumab scFv ROR1 CAR-T targeting ROR1 Cirmtuzumab

BUSINESS & FINANCIALS

Ticker ONCT (Nasdaq) Cash & Cash Equivalents @ 9-30-19 Cash Runway through 2Q 2020 $23.1M Debt $0 Capitalization: Common Shares Outstanding Options Warrants Fully Diluted 15.4M 2.5M 0.8M 18.7M Non-Dilutive Support CIRM Grant for CIRLL Study Ibrutinib CTM for CIRLL Study ~$14M Expanded Supply Agreement Financial Information

Anticipated Pipeline Milestones in 2020 TK216 Phase 1b in Ewing sarcoma: expansion cohort data 2H 2020 Expect 5-10 additional patients enrolled by mid-2020 IND-enabling data in additional ETS-driven tumors 2H 2020 Targeting prostate, AML, DLBCL Cirmtuzumab Phase 1b additional data in MCLMid-2020 Follow-up for 12 patients in Part 1 Phase 1/2 additional data in CLLMid-2020 12-month follow-up for 34 patients in Parts 1&2 Phase 1b additional data in HER2-negative breast cancer 2H 2020 IND-enabling data in additional indications Mid-2020 Targeting NSCLC, prostate, ovarian cancer ROR1 CAR-T first-in-human dosing in China4Q 2020